Exhibit 99.1

Kirkland’s Home and Beyond, Inc. to Revitalize Bed Bath & Beyond Brand with Neighborhood Store Strategy Through New Strategic Partnership

Strategic Partnership Between Kirkland’s Home and Beyond, Inc. to Drive Sustainable Profitable Growth and Leverage Core Strengths of Both Companies

Beyond to Invest $25 Million via Combined Debt and Equity Transaction to Strengthen Kirkland’s Capital Position and Fuel Growth Initiatives

Kirkland’s to Host a Conference Call Today at 8:30am ET

NASHVILLE, Tenn. and MIDVALE, Utah – October 21, 2024 - Kirkland’s, Inc. (Nasdaq: KIRK) (“Kirkland’s”), a specialty retailer focused on delivering “Always Something New” through its on-trend and seasonally relevant home decor at a great price, and Beyond, Inc. (NYSE: BYON) (“Beyond”), owner of Bed Bath & Beyond, Overstock, Zulily, and other online retail brands designed to unlock your home’s potential, today announced that they have entered into a strategic partnership that will enable cohesive collaboration, leveraging the strengths of each business to drive sustainable profitable growth and value for all stakeholders.

We believe each company will enhance the revenue and earnings potential for both businesses through the following initiatives:

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Kirkland’s to become Beyond’s exclusive brick-and-mortar operator and licensee for new, smaller format (up to 15k square feet) ‘neighborhood’ Bed Bath & Beyond locations nationwide, highlighting a curated assortment of iconic legacy vendor partners while also leveraging Kirkland’s store operations expertise and its brick-and-mortar footprint to identify potential store conversion opportunities or new markets.
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Capitalizing on Kirkland’s merchandising, product development and sourcing teams to expand the reach of Kirkland’s Home product assortment, including furniture, rugs and textiles as well as its industry leading core décor business, across the expanded store network, Beyond’s websites and other marketplaces.
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Leveraging an enhanced supply chain network to reduce costs, improve inventory management, and drive revenue growth.
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Kirkland’s to participate in Beyond’s consumer data collective, global loyalty program, financial services, and consumer protection products, with the expectation to drive traffic and revenue while increasing conversion and lower both customer acquisition and retention costs.
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Beyond to support Kirkland’s digital transformation to drive improvements in e-commerce technology to improve customer experience and conversion driving profitable revenue growth in this channel.

“Having known the iconic Bed Bath & Beyond brand for years, we are thrilled to partner with Marcus and the entire Beyond team to bring the brick-and-mortar strategy back to life", said Amy Sullivan, CEO of Kirkland's Inc. "Kirkland's Home has a 58-year legacy in the home decor sector, and the core strength of our brand and this organization lies in merchandising and store operations. As we have demonstrated this year, we are a merchant-led organization focused on great product design and development with a strong and diverse sourcing strategy. We are also operators who leverage our brick-and-mortar footprint and channel expertise to create a memorable customer experience. We expect the investment from Beyond will not only enhance our financial performance but also provide meaningful opportunities to introduce Kirkland’s to new customers in a cost-efficient manner while we continue to re-engage our core customer and extend our reach across multiple formats. We plan to leverage the core strengths of the Beyond team by accessing its digital and technical expertise.”

Ms. Sullivan continued, “We believe all elements of this collaboration will drive value to both our brands and all of our stakeholders. We appreciate the support from John Lewis and Osmium Partners who have continued to champion Kirkland’s and believe in the opportunities that this relationship provides as we continue to position Kirkland’s for long term success. We thank them for supporting this transaction and for their vision, strategic insights, and shareholder advocacy.”

“An omnichannel approach to Bed Bath & Beyond is quintessential to its success,” said Marcus Lemonis, Executive Chairman of Beyond, Inc. “We understand that retail is both an art and a science and have vetted the management team and infrastructure of Kirkland’s Home as an ideal organization to help bring the iconic Bed Bath & Beyond brand back. The key to retail is efficiency in assortment, space management, sourcing, and merchandising, all while recognizing that smaller, tighter footprints with significantly lower fixed cost models is a winning recipe. We are very excited to work with the Kirkland’s board and Amy, along with her entire management team, as we reinvigorate the Bed Bath & Beyond brand.” We view this partnership as a meaningful step forward in our long-term vision of growing through asset-light collaboration with complementary businesses while monetizing both the intellectual property of our iconic brands as well as the suite of affinity products being developed.”

Transaction Terms

On October 21, 2024, Kirkland’s entered into a $17 million Term Loan Credit Agreement with Beyond (the “Beyond Term Loan”), $8.5 million of which consists of a convertible note that will convert into Kirkland’s common stock at a price of $1.85 per share (the “Conversion Price”) upon the approval of Kirkland’s shareholders. Prior to receiving shareholder approval, Beyond may elect to convert a portion of the convertible note into up to 2,609,215 shares at the Conversion Price. In addition, on October 21, 2024, the parties entered into a subscription agreement (the “Subscription Agreement”) pursuant to which Beyond will purchase an additional $8 million of Kirkland’s common stock at the Conversion Price upon the approval of Kirkland’s shareholders.

The parties also entered into a seven-year collaboration agreement (the “Collaboration Agreement”), pursuant to which Beyond will earn a collaboration fee equal to 0.25% of Kirkland’s quarterly retail and e-commerce revenue starting in Kirkland’s first fiscal quarter of fiscal 2025 for the remaining term of the Collaboration Agreement and an incentive fee equal to 1.5% of Kirkland’s incremental growth in e-commerce revenue during the term of the Collaboration Agreement. Additionally, the parties entered into a trademark license agreement (the “Trademark License Agreement”), pursuant to which Beyond will earn a store royalty fee equal to 3% of net store sales generated under the Bed Bath & Beyond banner during the term of the Collaboration Agreement, with that rate increasing to 5% of net store sales after the Collaboration Agreement has terminated, if the locations are still operating.

Proceeds from the term loan portion of the transaction will be used by Kirkland’s to repay its existing term loan with Gordon Brothers, including prepayment fees, transaction expenses, and to reduce borrowings under Kirkland’s existing revolving credit facility with Bank of America, N.A.

Following the closing of the common stock purchase under the Subscription Agreement, Beyond will have a right to nominate two directors to Kirkland’s Board of Directors, each of whom shall qualify as independent directors for Nasdaq listing purposes. This right will remain in place as long as Beyond owns at least 20% of Kirkland’s outstanding common stock. Beyond will have the right to designate one person for appointment to Kirkland’s Board of Directors as long as it continues to own at least 5% of Kirkland’s outstanding common stock.

The equity purchase and the mandatory debt conversion are both subject to the approval of Kirkland’s shareholders in accordance with Nasdaq Listing Rules and other customary closing conditions. There can be no assurance that those portions of the transaction will be consummated. Osmium Partners, who owns approximately 9% of Kirkland’s shares outstanding, has committed its support for the transaction and has agreed to support the transaction at the upcoming Kirkland’s special meeting of shareholders (the “Special Meeting”).

John Lewis, Co-Founder, CEO & CIO of Osmium Partners, said, "I am appreciative of the management teams at both Kirkland's and Beyond for their collaborative vision. We believe this venture will drive significant shareholder value as the teams unlock the potential for the Bed Bath & Beyond brand through new store growth and leverage the strong merchandising and store operations that Kirkland’s has continued to reinforce over the past year during its strategic repositioning.”

Investment bank Consensus served as financial advisor to Kirkland’s and Bass, Berry & Sims PLC served as their legal advisor. Latham & Watkins served as legal advisor to Beyond.

Additional details regarding the terms and conditions of the proposed transaction will be set forth in the companies’ Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”).

Conference Call

Kirkland’s, Inc. management will host a conference call today, October 21, 2024, at 8:30 a.m. Eastern Time, to discuss further details of the strategic venture. Investors and analysts interested in participating in the call are invited to dial 877-407-0789 (international callers please dial 1-201-689-8562) approximately 10 minutes prior to the start of the call. A live audio webcast of the conference call will be available online via the investor relations section of Kirkland’s website at www.kirklands.com.

A recorded replay of the conference call will be available shortly after the call and can be accessed, online via the investor relations section of the Kirkland’s website at www.kirklands.com for one year.

About Kirkland’s

Kirkland’s, Inc. (Nasdaq: KIRK) is a specialty retailer of home décor and furnishings in the United States, currently operating 325 stores in 35 states as well as an e-commerce website, www.kirklands.com, under the Kirkland’s Home brand. Kirkland’s provides its customers an engaging shopping experience characterized by a curated, affordable selection of home décor and furnishings along with inspirational design ideas. This combination of quality and stylish merchandise, value pricing and a stimulating in-store and online environment provides Kirkland’s customers with a unique brand experience. More information can be found at www.kirklands.com.

About Beyond

Beyond, Inc. (NYSE: BYON), based in Midvale, Utah, is an ecommerce expert with a singular focus: connecting consumers with products and services that unlock their homes’ potential. Beyond owns Overstock, Bed Bath & Beyond, Baby & Beyond, Zulily, and other related brands and associated intellectual property. Its suite of online shopping brands features millions of products for various life stages that millions of customers visit each month. Beyond regularly posts information about Beyond and other related matters on the Newsroom and Investor Relations pages on its website, Beyond.com.

Beyond, Bed Bath & Beyond, Welcome Rewards, Zulily, Overstock and Backyard are trademarks of Beyond, Inc. Other service marks, trademarks and trade names which may be referred to herein are the property of their respective owners.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by phrases such as Beyond, Kirkland’s or management of either company “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe the proposed transaction, including its financial impact, expected growth, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether certain of the events anticipated by the forward-looking statements will transpire or occur, or if certain of them do, what impact they will have on the results of operations, shareholder value, cost reductions, and financial condition of the companies or the price of Beyond or Kirkland’s stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the parties to consummate all elements of the proposed transaction and the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to obtain the various synergies envisioned in the Collaboration Agreement; the ability of Kirkland’s to successfully open Bed Bath & Beyond stores; the ability of each company to successfully market their products to the other company’s customers and to implement its plans, forecasts and other expectations with respect to its business after the completion of the transaction and realize additional opportunities for growth and innovation; the risk of Kirkland’s shareholders not approving the proposed transaction; risks related to Beyond’s optional conversion of the convertible note under the Beyond Term Loan; risks related to the Collaboration Agreement and the Trademark License Agreement; the effect of the announcement or pendency of the transactions on each company’s business relationships, operating results and business generally; risks related to the Special Meeting diverting management’s attention from each company’s ongoing business operations; unexpected costs, charges or expenses resulting from the proposed transaction; potential litigation relating to the proposed transaction that could be instituted against Beyond, Kirkland’s or their affiliates’ respective directors, managers or officers, including the effects of any outcomes related thereto; continued availability of capital and financing; and the other risks and important factors contained and identified in Beyond’s and Kirkland’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. Neither Beyond nor Kirkland’s undertakes any obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Additional Information and Where to Find It

In connection with the Special Meeting to approve the proposed transaction, Kirkland’s intends to file a preliminary proxy statement on Schedule 14A with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, KIRKLAND’S SHAREHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (IF AND WHEN IT BECOMES AVAILABLE), THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement (if and when it becomes available) will be mailed or made available to Kirkland’s shareholders. Shareholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, shareholders may obtain free copies of the documents (if and when they become available) on Kirkland’s website, https://ir.kirklands.com/ or by contacting Investor Relations by mail at Attn: Investor Relations, 5310 Maryland Way, Brentwood, TN 37027.

Participants in the Solicitation

Kirkland’s and certain of its directors, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Kirkland’s shareholders in connection with the Special Meeting to approve the proposed transactions. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transactions and their respective direct and indirect interests in the transactions, by security holdings or otherwise, will be included in the definitive proxy statement and other materials to be filed with the SEC in connection with the transactions (if and when they become available). Free copies of these documents may be obtained as described in the preceding paragraph.